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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 15, 2002

THE EMPIRE DISTRICT ELECTRIC COMPANY (Exact name of registrant as specified in charter)
Kansas (State or other jurisdiction of incorporation)
1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)

Registrant's telephone number, including area code:                      (417) 625-5100

Not applicable (Former name or former address, if changed since last report)

Item 5    Other Events

        Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on May 15, 2002 relating to Empire's rate increase filing for its Missouri water customers. Attached hereto as Exhibit 99.2 is a press release, which is incorporated by reference herein, issued by the Company on May 15, 2002 relating to an unanimous stipulation and agreement filed with the Missouri Public Service Commission. Also attached hereto as Exhibit 99.3 is the aforementioned unanimous stipulation and agreement filed with the Missouri Public Service Commission on May 14, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/ D. W. GIBSON
		Name:	D. W. Gibson
		Title:	Vice President
Dated: May 15, 2002

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated May 15, 2002, relating to Missouri water rates.
99.2	Press Release, dated May 15, 2002, relating to the unanimous stipulation and agreement.
99.3	Unanimous Stipulation and Agreement filed with the Missouri Public Service Commission, dated May 14, 2002.

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  Item 5 Other Events